Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

M.D. Sass Short Term U.S. Government Agency Income Fund
a series of Trust for Professional Managers (the “Trust”)

Supplement dated August 16, 2019
to the Prospectus and Statement of Additional Information (“SAI”)
dated September 28, 2018

At a meeting held on July 22, 2019, the Board of Trustees of Trust for Professional Managers (the “Trust”), approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to its series, the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Fund”). The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the Integrity Short Term Government Fund, a new series (the “New Fund”) of The Integrity Viking Funds, an open-end registered investment management company. The Board of Trustees of Integrity Funds approved the Plan of Reorganization on August 2, 2019.

A notice of a special meeting of shareholders and a combined proxy statement/prospectus seeking shareholder approval for the Plan of Reorganization will be sent in the near future to Fund shareholders of record as of September 6, 2019. If the Plan of Reorganization is approved, shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes.

Prior to the Reorganization, which is expected to occur on or about January 17, 2020, M.D. Sass Investors Services, Inc. (“MDSIS”), the Fund’s current investment adviser, will continue to manage the Fund in the ordinary course. After the Reorganization, Viking Fund Management, LLC (“Viking”) will serve as investment adviser for the New Fund and MDSIS, will serve as sub-adviser for the New Fund. The current portfolio managers of the Fund are expected to serve as the portfolio managers of the New Fund following the Reorganization.The New Fund will be managed pursuant to substantially the same investment policies and strategies as are currently set forth in the Fund’s Prospectus and Statement of Additional Information. Viking and MDSIS have agreed to assume the costs of the Reorganization.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund.

Please retain this Supplement with your Prospectus and SAI for future reference.

1